UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2020

GORDON POINTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38363	82-1270173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Fifth Avenue South

Naples, FL 34102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 960-4687

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one Warrant	GPAQU	Nasdaq Capital Market
Class A common stock, $0.0001 par value per share	GPAQ	Nasdaq Capital Market
Warrants to purchase Class A common stock	GPAQW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2020, Gordon Pointe Acquisition Corp. (the “Company” or “GPAQ”) entered into Amendment No. 3 (the “Amendment No. 3”) to the previously disclosed Agreement and Plan of Merger, dated as of September 16, 2019, as amended on November 6, 2019 and March 10, 2020 (collectively, the “Merger Agreement”), by and among GPAQ, GPAQ Acquisition Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of GPAQ (“Holdings”), GPAQ Acquiror Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“Acquiror Merger Sub”), GPAQ Company Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings, HOF Village, LLC, a Delaware limited liability company (“HOFV”) and HOF Village Newco, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HOFV (“Newco”). As previously disclosed, under the Merger Agreement, (i) Acquiror Merger Sub will be merged with and into GPAQ, with GPAQ continuing as the surviving entity and a wholly-owned subsidiary of Holdings, and (ii) Company Merger Sub will be merged with and into Newco, with Newco continuing as the surviving entity and a wholly-owned subsidiary of Holdings. Unless otherwise defined herein, the capitalized terms used below are defined in the Amendment No. 3.

The Amendment No. 3 amends the terms of the Merger Agreement to, among other things: (i) provide for the repayment of the portion of the loans made by GPAQ’s sponsor in connection with the extensions of the deadline to complete the business combination beyond January 29, 2020 in a combination of cash and the PIPE Notes to be issued by Holdings at the time of the Closing; (ii) modify the repayment terms of “Company Transaction Expenses” and “Acquiror Transaction Expenses”; (iii) provide for $9.0 million of the amount outstanding under the IRG November Note to be converted to PIPE Notes to be issued by Holdings at the time of the Closing; (iv) to provide for the issuance of up to 150,000 shares of Holdings Common Stock to certain vendors and service providers in satisfaction of certain outstanding amounts; (v) add a condition to GPAQ’s obligation to close the business combination that HOFV shall enter into an amendment to the Term Loan with GACP on terms reasonably acceptable to GPAQ; and (vi) extend the outside termination date to July 15, 2020.

The foregoing description of the Amendment No. 3 is qualified in its entirety by reference to the text of the Amendment No. 3, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Additional Information

In connection with the proposed business combination between the Company and HOF Village, LLC (“HOFV”), the Company’s wholly-owned subsidiary GPAQ Acquisition Holdings, Inc. (“Holdings”) has filed with the SEC Post-Effective Amendment No. 3 to Registration Statement on Form S-4 on May 22, 2020 for the Holdings securities to be issued to the security holders of the Company and the members of HOF Village Newco, LLC at the closing of the business combination, which includes a proxy statement/prospectus and other documents concerning the proposed business combination and related matters (the “Registration Statement and Merger Proxy Statement”). Investors and security holders are advised to read the Registration Statement and the Merger Proxy Statement, and amendments thereto and the definitive proxy statements, when available, which will contain important information about the proposed extension and the proposed business combination and the parties to it. The Registration Statement and definitive Merger Proxy Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the Registration Statement and Merger Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, FL 34102.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and Holding’s, the Company’s and HOFV’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the impact of the Coronavirus on GPAQ and HOFV, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against the Company or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of Holding’s to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by the Company and Holdings.

Participants in the Solicitation

The Company, Holdings, HOFV, Newco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 10, 2020, and also in the Registration Statement on Form S-4 filed with the SEC and declared effective on February 14, 2020, as amended by Post-Effective Amendment No. 3 to Registration Statement filed with the SEC on May 22, 2020, which includes the proxy statement/prospectus of the Company for the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination, and information concerning the interests of the Company’s and Newco’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Newco’s equity holders generally, is set forth in the Post-Effective Amendment No. 3 to Registration Statement.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amendment No. 3 to Agreement and Plan of Merger dated May 22, 2020, by and among Gordon Pointe Acquisition Corp., GPAQ Acquisition Holdings, Inc., GPAQ Acquiror Merger Sub, Inc., GPAQ Company Merger Sub, LLC, HOF Village, LLC and HOF Village Newco, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDON POINTE ACQUISITION CORP.

Dated: May 28, 2020	By:	/s/ James J. Dolan
Name: James J. Dolan
Title: Chief Executive Officer

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